Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 402,499,967.80
Previously Paid Amount	0.00
Total Fee Amount	55,585.25
Total Offset Amount	0.00
Net Fee	$ 55,585.25
Final Prospectus	false